UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 16, 2016

SEVCON, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-9789	04-2985631
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

155 Northboro Road, Southborough, MA 01772
(Address of Principal Executive Offices) (Zip Code)

(508) 281-5510
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 16, 2016 the Registrant issued a press release announcing financial results for the first six months and the second quarter of fiscal 2016 ended April 2, 2016.  A copy of such press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
99.1	Press Release issued by the Registrant on May 16, 2016 is furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEVCON, INC.

Date: May 25, 2016	By:	/s/ Raymond J. Thibault Jr.
Name: Raymond J. Thibault Jr.
Title: Assistant Treasurer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release issued by the Registrant on May 16, 2016.